UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! VALVOLINE INC. 2024 Annual Meeting Vote by 11:59 PM ET on January 24, 2024. For shares held in the Valvoline 401(k) Plan, vote by 11:59 PM ET on January 22, 2024. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 V25317-P00600-Z86363 You invested in VALVOLINE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 25, 2024. Get informed before you vote View the Annual Report/Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting them prior to January 11, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* January 25, 2024 8:00 A.M. ET Valvoline’s principal office 100 Valvoline Way Lexington, KY 40509 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Nine Directors For Nominees: 1a. Gerald W. Evans, Jr. 1b. Lori A. Flees For 1c. Richard J. Freeland For 1d. Carol H. Kruse For 1e. Vada O. Manager For 1f. Patrick S. Pacious For 1g. Jennifer L. Slater For Charles M. Sonsteby For 1i. Mary J. Twinem 2. Ratification of Appointment of Ernst & Young LLP as Valvoline’s Independent Registered Public Accounting Firm for Fiscal 2024 For 3. Non-binding Advisory Resolution Approving our Executive Compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.